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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


   Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer of ViaCell, Inc. (the "Company"), does hereby certify that to the undersigned's knowledge:

   (1) the Company's Form 10-K for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Company's Form 10-K for the period ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 31, 2005

                                /s/ Marc D. Beer
                             -----------------------
                                  Marc D. Beer
                             Chief Executive Officer